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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Palmer Wireless, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the headings "Experts" and "Selected Consolidated Financial Data" in the prospectus.

                                       /s/KPMG Peat Marwick LLP
                                       ------------------------
                                          KPMG Peat Marwick LLP

Des Moines, Iowa
May 6, 1996